SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box: ☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Under Rule 14a-12	☐ Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

AMERICAN PACIFIC CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3) Per	unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials:

☐ Check
box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

AMERICAN PACIFIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 11, 2003

Notice is hereby given that the Annual Meeting of the Stockholders of American Pacific Corporation (the “Company”) will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, on March 11, 2003, at 10:30 a.m. local time, for the following purposes:

1.	To elect three Class C Directors to hold office until the 2006 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualify; and

2.
To approve an amendment to the Company’s 2001 Stock Option Plan increasing the total number of shares of the Company’s Common Stock available for issuance thereunder from 350,000 shares to 650,000 shares; and

3.	To approve the 2002 Directors Stock Option Plan of the Company; and

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2003; and

5.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. The Board of Directors has fixed the close of business on Friday, January 24, 2003, as the date as of which the stockholders who are entitled to notice of, and to vote at, said meeting and any adjournment(s) or postponement(s) thereof, are to be identified. Only persons who were stockholders of record as of the close of business on January 24, 2003 are entitled to notice of and to vote at the meeting and any adjournment(s) or postponement(s) thereof.

All stockholders of the Company are cordially invited to attend the meeting in person. However, to assure that each stockholder’s vote is counted at the meeting, stockholders are requested to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided. Stockholders who attend the Annual Meeting may vote in person at the Annual Meeting even if they have previously returned a proxy. If you receive more than one proxy because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares may be represented at the Annual Meeting.

By Order of the Board of Directors

David N. Keys, Secretary
January 27, 2003

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
of
AMERICAN PACIFIC CORPORATION
3770 Howard Hughes Parkway, Suite 300
Las Vegas, Nevada 89109
(702) 735-2200

The enclosed proxy is solicited on behalf of the Board of Directors of American Pacific Corporation, a Delaware corporation (the “Company”), for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, March 11, 2003, at 10:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada. This Proxy Statement was first mailed to Stockholders of the Company on or about January 27, 2003, accompanied by the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2002.

At the Annual Meeting, the following matters will be considered and voted on:

1.	Election of three Class C Directors to hold office until the 2006 Annual Meeting of Stockholders and thereafter until their successors shall have been duly elected and qualify; and

2.
Approval of an amendment to the Company’s 2001 Stock Option Plan (the “2001 Plan”) increasing the total number of shares of the Company’s Common Stock available for issuance thereunder from 350,000 shares to 650,000 shares; and

3.	Approval of the 2002 Directors Stock Option Plan of the Company (the “Directors Plan”); and

4.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2003; and

5.	Such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends that stockholders vote FOR election of the Directors proposed in Item No. 1 below, FOR approval of the amendment to the 2001 Plan proposed in Item No. 2 below, FOR the approval of the Directors Plan proposed in Item No. 3 below and FOR the ratification of the appointment of Deloitte & Touche LLP proposed in Item 4 below. Officers and Directors of the Company, collectively owning, directly or indirectly, 553,611 shares, or approximately 7.6% percent, of the Company’s $.10 par value common stock (the “Common Stock”) as of January 24, 2003 (the “Record Date”), have indicated that they intend to vote in favor of election of the Directors proposed in Item No. 1 below, for approval of the amendment to the 2001 Plan proposed in Item No. 2 below, for the adoption of Directors Plan proposed in Item No. 3 below and for the ratification of the appointment of Deloitte & Touche LLP proposed in Item No. 4 below. The Company’s principal executive offices are located at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109, and its telephone number at that address is (702) 735-2200.

QUORUM AND VOTING RIGHTS

Stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On January 24, 2003, 7,251,000 shares of Common Stock were issued and outstanding. The holder of each share is entitled to cast one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

SOLICITATION OF PROXIES

The solicitation of Proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and other representatives of the Company and its subsidiary corporations, without compensation, may solicit proxies by telephone, telegraph, facsimile transmission, mail or personal interview. Arrangements will also be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of the solicitation process, including the reimbursement of the expenses of brokers and nominees, will be borne by the Company.

VOTING AND REVOCATION OF PROXIES; ADJOURNMENT

Shares represented by valid proxies received by the Company will be voted in accordance with the specifications made therein by the stockholder. Any valid proxy that does not specify otherwise will (unless the proxy is validly revoked) be voted “for” the election of the Directors proposed in Item No. 1, “for” the approval of the amendment to the 2001 Plan proposed in Item No. 2, “for” the approval of the Directors Plan proposed in Item No. 3, “for” the ratification of the appointment of Deloitte & Touche LLP proposed in Item No. 4 and, in the discretion of the proxy holders, on such other matters as may properly come before the Annual Meeting. The election of Directors requires the affirmative vote of 80% of the shares of Common Stock present and voting at the Annual Meeting. According to the Certificate of Incorporation and Bylaws of the Company, in the event that nominees of a Class (or Classes) of Directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent Directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class (whose terms would expire in 2004) will stand for election. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting will be required to approve the amendment to the 2001 Plan, the approval of the adoption of the Directors Plan, the ratification of the appointment of Deloitte & Touche LLP and to take any other action at the meeting.

The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the election of Class C Directors, the approval of the amendment to the 2001 Plan, the approval of the Directors Plan and the ratification of the appointment of Deloitte & Touche LLP described herein. A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Secretary of the Company at the Company’s principal executive offices identified above prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date than that of the previous proxy. The mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given.

In the event that sufficient votes in favor of election of the Directors proposed in Item No. 1, for approval of the amendment to the 2001 Plan proposed in Item No. 2 and for the approval of the Directors Plan proposed in Item No. 3 are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting, whether or not a quorum is present. The persons named as proxies will vote in favor of any such proposed adjournments.

Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat shares represented by proxies that “withhold authority to vote” as shares that are present and entitled to vote for purposes of determining the presence of a quorum and the election of Directors. Pursuant to Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether a quorum is present. With respect to the proposals to approve the amendment to the 2001 Plan, the approval of the Directors Plan and the ratification of the appointment of Deloitte & Touche LLP, abstentions and shares with respect to which a registered holder has physically indicated on the proxy that the registered holder does not have discretionary authority to vote on the matter (“broker non-votes”) will be treated as not present and voting with respect to that matter, and accordingly, will have no effect on the result.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of the most recent practicable date as to those persons known to the Company to own beneficially five percent or more of the outstanding Common Stock of the Company, the only outstanding voting securities of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	% of Common Stock Outstanding
Public School Employees’ Retirement System of the Commonwealth of Pennsylvania Five North 5th Street Harrisburg, PA 17101	1,875,000(2)	20.5%

Artisan Partners Limited Partnership(3) 1000 North Water Street, #1770 Milwaukee, WI 53202	1,100,327(3)	15.2%

State Street Research & Management Co.(3) One Financial Center Boston, MA 00211-2690	757,790(3)	10.4%

Franklin Advisory Services, LLC(4) One Parker Plaza, 16th Floor Fort Lee, NJ 07024	732,478(4)	10.1%

Dimensional Fund Advisors, Inc.(5) 1099 Ocean Avenue 11th Floor Santa Monica, CA 90401	513,600(5)	7.1%
Fred D. Gibson, Jr.	434,432(6)	6.0%

(1)	Each stockholder in the table exercises sole voting and investment power with respect to the Company’s Common Stock indicated as beneficially owned by such stockholder.
(2)
This figure represents the number of shares that can be acquired upon the exercise of a warrant that was issued to the Public School Employees’ Retirement System of the Commonwealth of Pennsylvania on February 21, 1992. The exercise price of the warrant is $14.00 per share. The warrant expires on December 31, 2003.

(3)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission during November 2002.
(4)	Information with respect to this stockholder was obtained from a Form 13G/A filed with the Securities and Exchange Commission on January 8, 2003.
(5)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on October 28, 2002.
(6)	Includes 11,500 shares of Common Stock subject to options granted to Mr. Gibson pursuant to the Company’s stock option plans, which options are exercisable within 60 days after January 24, 2003.

ITEM NO. 1 — ELECTION OF CLASS C DIRECTORS

On November 12, 2002, the Board of Directors nominated the following persons, all of whom are presently Directors, for re-election to serve in the class and for the term indicated below, and until their respective successors have been elected and qualify:

Name	Class of Director	To Serve Until Annual Meeting in
Fred D. Gibson, Jr.	C	2006
Berlyn D. Miller	C	2006
Victor M. Rosenzweig	C	2006

The Company’s Certificate of Incorporation provides that the Company’s Board of Directors shall comprise not less than three nor more than twelve Directors and shall be divided into three classes. Such classes are to be as nearly equal in number as possible and the number of Directors comprising the whole Board and comprising each class is to be determined by the Board of Directors. The Company’s Board of Directors presently consists of three Class A Directors, four Class B Directors, and three Class C Directors. Except as specified above under “Voting and Revocation of Proxies,” one Class of Directors is elected annually and Directors in a Class are elected for a term of office of three years and until a successor is duly elected and qualifies.

The Board of Directors recommends that the stockholders vote “for” each of the above-named nominees. It is intended that the persons named in the accompanying proxy will vote for the election of those nominees, unless the stockholder giving the proxy withholds authority to vote for one or more of them. The Board of Directors believes that each of the nominees will be available and able to serve as a Director, but if for any reason any of them is not, the persons named as proxy may exercise discretionary authority to vote for a substitute nominee (or substitute nominees) proposed by the Board of Directors. However, the Board of Directors does not intend to make any such substitution. Proxies cannot be voted for a number of persons greater than the number of Class C nominees named herein.

Information concerning the Directors of the Company, including the nominees, is set forth below. The table below indicates the number of shares of Common Stock beneficially owned by each Director, or that such Director has the right to vote or the right to acquire within 60 days after January 24, 2003, and by all of the Directors and executive officers of the Company as a group, as of January 24, 2003.

Name	Age	Director Since	Stock Ownership Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock
NOMINEES FOR ELECTION
Class C Directors (term of office expires in 2003)
Fred D. Gibson, Jr.	75	1982	434,432	(2)	6.0%
Victor M. Rosenzweig	64	1988	22,900	(3)	(9)
Berlyn D. Miller	65	1993	20,655	(3)	(9)
CONTINUING MEMBERS OF THE BOARD
Class B Directors (term of office expires in 2005)
Jan H. Loeb	44	1997	26,500	(4)	(9)
Norval F. Pohl	59	1986	19,000	(3)	(9)
C. Keith Rooker	65	1988	2,500	(5)	(9)
Jane L. Williams	64	1993	21,500	(3)	(9)
Class A Directors (term of office expires in 2004)
John R. Gibson	65	1988	260,135	(6)	3.5%
David N. Keys	46	1997	115,666	(7)	1.6%
Dean M. Willard	56	1997	36,500	(4)(8)	(9)
All Directors and executive officers as a group (13 persons)			1,020,111	(10)	13.2%

(1)	Each Director and executive officer exercises sole voting and investment power with respect to the Common Stock indicated as beneficially owned by him, unless otherwise indicated.
(2)	Includes, with respect to Mr. Fred D. Gibson, Jr., 11,500 shares of Common Stock subject to options, which options are exercisable within 60 days after January 24, 2003.
(3)	Includes, with respect to such Director, 16,500 shares of Common Stock subject to options, which options are exercisable within 60 days after January 24, 2003.
(4)	Includes, with respect to such Director, 19,000 shares of Common Stock subject to options, which options are exercisable within 60 days after January 24, 2003.
(5)	Includes, with respect to Mr. Rooker, 2,500 shares of Common Stock subject to options which are exercisable within 60 days after January 24, 2003.
(6)	Includes, with respect to Mr. John R. Gibson, 195,000 shares of Common Stock subject to options, which options are exercisable within 60 days after January 24, 2003.
(7)	Includes, with respect to Mr. Keys, 104,500 shares of Common Stock subject to options, which options are exercisable within 60 days after January 24, 2003.
(8)	Mr. Willard disclaims beneficial ownership of 3,000 shares of Common Stock that he holds for the benefit of family members, except to the extent of his pecuniary interest therein.

(9)	Less than 1%.
(10)
Includes, with respect to all Directors and executive officers as a group, an aggregate of 466,500 shares of Common Stock subject to options, which options are exercisable by such persons within 60 days after January 24, 2003.

THE DIRECTORS

Fred D. Gibson, Jr. has been a Director of the Company since 1982. Mr. Gibson served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company’s subsidiaries, from 1985 to July 1997, and Chairman of the Board until March 1998. Mr. Gibson also served as Chairman, President and Chief Executive Officer of Pacific Engineering & Production Co. of Nevada, predecessor company to American Pacific Corporation, from April 1966 until May 1988. Mr. Gibson has been a Director of Nevada Power Company (now Sierra Pacific Resources), an electric utility and Cashman Equipment Company, a distributor of heavy machinery for more than five years. Mr. Gibson currently is a private consultant and serves as a consultant to the Company on an “as requested” basis. Mr. Gibson is the brother of John R. Gibson.

John R. Gibson has been a Director of the Company since 1988, became Chief Executive Officer and President of the Company in July 1997 and was appointed Chairman of the Board in March 1998. Mr. Gibson has also served as the Chief Executive Officer and President of each of the Company’s subsidiary corporations since July 1997. Mr. Gibson was the Company’s Vice President-Engineering & Operations from March 1992 to July 1997 and has been the President of American Azide Corporation, a wholly-owned subsidiary of the Company, since 1993. Prior to that time, Mr. Gibson was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position Mr. Gibson held for more than five years. Mr. Gibson is the brother of Fred D. Gibson, Jr.

David N. Keys was elected a Director of the Company in July 1997. Mr. Keys is the Company’s Executive Vice President, Chief Financial Officer, Secretary and Treasurer and has been employed by the Company since 1989. Prior to that time, Mr. Keys, a CPA, CMA and CFM, was with Deloitte, Haskins & Sells (now Deloitte & Touche LLP) for more than five years. Mr. Keys was a Director of Amfed Financial, Inc., a financial institution (now Wells Fargo Nevada), from 1993 through 2000. In 1999, Mr. Keys was appointed to the West Coast Advisory Board of Directors of Factory Mutual Insurance Company (FM Global), a property and casualty insurer.

Jan H. Loeb was elected a Director of the Company in January 1997. Mr. Loeb is a Managing Director of Jefferies & Company, Inc., a Los Angeles based investment firm. From 1994 to 2001 Mr. Loeb was a Managing Director of Dresdner Kleinwort Wasserstein, Inc. (formerly known as Wasserstein Perella & Co., Inc.), a New York-based investment banking firm. Mr. Loeb was employed by Legg Mason Wood Walker, Inc. from 1991 to 1994, and operated his own firm, Loeb Financial Services, from 1988 to 1991.

Berlyn D. Miller was elected a Director of the Company in November 1993. Mr. Miller was also a Director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. Mr. Miller is currently President of Berlyn Miller & Associates, a Government relations and business consulting firm. He is also Vice President of N.F.K. International, a furniture manufacturer.

Norval F. Pohl has been a Director of the Company since 1986. Dr. Pohl was also a Director of Western Electrochemical Company from 1989 until 1995. In October 2000, Dr. Pohl was appointed President of the University of North Texas, where he served as Provost and Executive Vice President from January 1999 through October 2000. He was the Vice President of Finance and Administration of the University of Nevada Las Vegas from 1994 to 1998, and also served as the Dean of its College of Business and Economics from 1986 to 1998. Dr. Pohl is also a Director of the Flagstaff Institute, in Flagstaff, Arizona.

C. Keith Rooker has been a Director of the Company since 1988. Mr. Rooker was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company’s Secretary and General Counsel from 1985 to July 1997. Mr. Rooker has been a Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Gibson & Later for more than five years. The Company has retained this law firm in the past and during the current fiscal year.

Victor M. Rosenzweig has been a Director of the Company since 1988. Mr. Rosenzweig has been a Partner in the New York, New York law firm of Olshan Grundman Frome Rosenzweig & Wolosky LLP for more than five years. The Company has retained this law firm in the past and during the current fiscal year.

Dean M. Willard was elected a Director of the Company in January 1997. Mr. Willard is an executive, business owner and investor. He is Chairman and Chief Executive Officer of Permatex, Inc. and its parent company PBT Brands, Inc. Permatex is a leading supplier of functional chemicals to the automotive aftermarket. Mr. Willard is also Chairman and Chief Executive Officer of Automotive Performance Group, an automotive supplier.

Jane L. Williams was elected a Director of the Company in November 1993. Ms. Williams was also a Director of Western Electrochemical Company from 1989 until 1995. Ms. Williams is the President, Chairman and Chief Executive Officer of TechTrans International of Houston, Texas, a provider of technical language support services, a position she has held since 1993. Before founding TechTrans International, Ms. Williams was a consultant to businesses in the aerospace industry for more than five years.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has established several standing committees, namely, the Executive Committee, the Audit Committee, the Corporate Governance Committee, the Management and Compensation Committee, the Stock Option Committee, the Pension Plan Committee, the Environmental Oversight Committee, the Nominating Committee and the Strategic Planning Committee. The membership and functions of these committees, effective as of January 14, 2003, are described below.

Executive Committee.    The Executive Committee consists of John R. Gibson, Chairman, Fred D. Gibson, Jr., David N. Keys, Berlyn D. Miller, and Norval F. Pohl. The Executive Committee is authorized to exercise the power and authority of the Board of Directors with respect to the business of the Company to the extent permitted by the General Corporation Law of the State of Delaware. The Executive Committee operates on a standby basis when it is impractical for the Board of Directors to meet or to act by consent in the absence of a meeting. The Executive Committee held three meetings during the Company’s fiscal year ended September 30, 2002.

Audit Committee.    The Audit Committee consists of Norval F. Pohl, Chairman, Jan H. Loeb, Berlyn D. Miller, Dean M. Willard and Jane L. Williams. The Audit Committee’s primary responsibilities include (i) recommending to the Board of Directors the independent accountants to audit the Company’s financial statements, (ii) overseeing the independent auditor relationship, (iii) providing guidance and oversight to the Company’s internal audit activities, (iv) reviewing the Company’s audited financial statements, (v) reviewing with management and the independent auditor the Company’s quarterly financial information, (vi) discussing with management and the Company’s auditors the Company’s internal controls, (vii) discussing with management pending litigation (if any), and (viii) reporting Audit Committee activities to the full Board of Directors and issuing annual reports to be included in the proxy statement. See below for the Report of the Audit Committee for the fiscal year ended September 30, 2002. The Audit Committee held four meetings during the Company’s fiscal year ended September 30, 2002.

Corporate Governance Committee.    The Corporate Governance Committee consists of Norval F. Pohl, Chairman, Jan H. Loeb, Berlyn D. Miller, Dean M. Willard and Jane L. Williams. The Corporate Governance Committee oversees the Company’s compliance with policies and procedures respecting business ethics. The Corporate Governance Committee held one meeting during the Company’s fiscal year ended September 30, 2002.

Management and Compensation Committee.    The Management and Compensation Committee consists of Berlyn D. Miller, Chairman, Norval F. Pohl, Dean M. Willard and Jane L. Williams. See below for the Report of the Management and Compensation Committee for the fiscal year ended September 30, 2002. The Management and Compensation Committee held two meetings during the Company’s fiscal year ended September 30, 2002.

Environmental Oversight Committee.    The Environmental Oversight Committee consists of C. Keith Rooker, Chairman, Jan H. Loeb, Norval F. Pohl, Victor M. Rosenzweig and Jane L. Williams. The Environmental Oversight Committee oversees the Company’s compliance with applicable environmental standards, statutes and regulations. The Environmental Oversight Committee held two meetings during the Company’s fiscal year ended September 30, 2002.

Nominating Committee.    The Nominating Committee consists of Jane L. Williams, Chairman, Berlyn D. Miller and Norval F. Pohl. The function of the Nominating Committee is to identify and propose candidates to serve as Directors of the Company. Proposed nominees for membership on the Board of Directors submitted in writing by stockholders to the Secretary of the Company will be brought to the attention of the Nominating Committee. The Nominating Committee held one meeting during the Company’s fiscal year ended September 30, 2002.

Pension Plan Committee.    The Pension Plan Committee consists of Dean M. Willard, Chairman, Fred D. Gibson, Jr., John R. Gibson, David N. Keys and Jan H. Loeb. The Pension Plan Committee administers the Company’s defined benefit pension and employee stock ownership plans and oversees the performance of the managers of pension plan assets. The Pension Plan Committee held one meeting during the Company’s fiscal year ended September 30, 2002.

Stock Option Committee.    The Stock Option Committee consists of Berlyn D. Miller, Chairman, Norval F. Pohl, Dean M. Willard, and Jane L. Williams. The Stock Option Committee oversees the Company’s stock option plans. The Stock Option Committee held no meetings during the Company’s fiscal year ended September 30, 2002.

Strategic Planning Committee.    The Strategic Planning Committee consists of Victor M. Rosenzweig, Chairman, Fred D. Gibson, Jr., John R. Gibson, David N. Keys, Jan H. Loeb, Berlyn D. Miller, C. Keith Rooker, Dean M. Willard and Jane L. Williams. The Strategic Planning Committee oversees the Company’s overall strategic direction and the Company’s business plans. The Strategic Planning Committee held two meetings during the Company’s fiscal year ended September 30, 2002.

A total of eight regularly scheduled and special meetings of the Company’s Board of Directors was held during the Company’s fiscal year ended September 30, 2002. Each Director attended at least 75 percent of the total of such meetings and of the meetings of all committees of the Board of Directors on which such Director served that were held during the period of time he or she was a Director and a member of such committees.

MANAGEMENT

Executive Officers

The persons who were serving as executive officers of the Company as of September 30, 2002 are John R. Gibson, David N. Keys, Fortunato Villamagna, James J. Peveler and Linda G. Ferguson. All officers are elected annually by the Board of Directors and serve until their respective successors have been duly elected and qualified. Mr. Gibson and Mr. Keys serve under employment agreements discussed below.

For certain information concerning John R. Gibson and David N. Keys, see “The Directors,” above.

Dr. Fortunato Villamagna, age 44, has been the Company’s Vice President – Business Development since March 2002. From 2000 until he joined the Company, Dr. Villamagna was the Vice President Technology, Americas and Europe for Orica U.S.A. Inc., a global explosives company. From 1998 to 2000, Dr. Villamagna was the Director of Bulk Delivered Products for Energetic Solutions, Inc., a part of ICI Explosives, an explosives company. Dr. Villamagna is the beneficial owner of 19,500 shares (less than 1%) of the Company’s Common Stock (including 19,500 shares subject to options that are exercisable within 60 days after January 24, 2003).

James J. Peveler, age 66, has been the Company’s Vice President and General Manager-Utah Operations since 1997. From 1989 to July 1997, Mr. Peveler was the President of Western Electrochemical Company. Mr. Peveler is the beneficial owner of 19,523 shares (less than 1%) of the Company’s Common Stock (including 15,000 shares subject to options that are exercisable within 60 days after January 24, 2003), with respect to all of which shares he exercises sole investment and voting power.

Linda G. Ferguson, age 61, has been the Company’s Vice President-Administration, and Assistant Secretary since 1997. Ms. Ferguson is the sister of Mr. John R. Gibson and Mr. Fred D. Gibson, Jr. Ms. Ferguson is the beneficial owner of 21,300 shares (less than 1%) of the Company’s Common Stock (including 14,500 shares subject to options that are exercisable within 60 days after January 24, 2003), with respect to all of which shares she exercises sole investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires certain of the Company’s officers, the Company’s directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent stockholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes, during the fiscal year ended September 30, 2002, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders, with the exception of Victor M. Rosenzweig, Jane L. Williams, Jan H. Loeb and Dean M. Willard, each of whom inadvertently reported late a single exercise of options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer (the “Named Executive Officers”).

	Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)
John R. Gibson(2) Chairman of the Board, Chief	2002 2001	399,117 325,067	— —	— —	— 50,000
Executive Officer and President	2000	308,400	—	—	—

David N. Keys Executive Vice President, Chief	2002 2001	326,534 270,067	— —	— —	— 45,000
Financial Officer, Secretary and Treasurer	2000	258,400	—	—	—

Dr. Fortunato Villamagna Vice President – Business	2002 2001	138,705 —	— —	— —	— —
Development	2000	—	—	—	—

James J. Peveler Vice President and General	2002 2001	204,152 197,361	— —	— —	— 5,000
Manager – Utah Operations	2000	189,968	—	—	—

Linda G. Ferguson Vice President – Administration,	2002 2001	125,093 114,000	— —	— —	— 5,000
Assistant Secretary	2000	109,600	—	—	—

(1)
The Company provides automobiles for certain of its executive officers. After reasonable inquiry, the Company has concluded that the aggregate amount of such compensation for any Named Executive Officer does not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the Named Executive Officers.

(2)
The cash compensation reported for Mr. John R. Gibson does not include compensation paid to Mr. Gibson’s sister, Ms. Ferguson or to Mr. Gibson’s son, Jeff Gibson, who is employed in an operating division of the Company.

Employment Agreements

Mr. John R. Gibson and Mr. Keys are employed under employment agreements that were amended effective January 1, 2002, providing for the compensation disclosed above (including existing employment benefit plans), as well as any future compensation increases. Each agreement provides for a term of three years, which term shall automatically extend, in the absence of notice to the contrary, from year to year up to age 70 for Mr. Gibson and age 65 for Mr. Keys. Each agreement is terminable prior to the expiration of its term upon the death or disability of the executive or, at the Company’s election, for “cause” (as defined in the agreement) or due to a material breach by the executive of his obligations under the agreement. In the event of certain Corporate Capital Transactions (as defined in the agreements) or termination by the Company without “cause,” Mr. Gibson and Mr. Keys are each entitled to receive severance compensation equal to three years’ then current base salary under their respective agreements.

Stock Options

The following tables provide information with respect to the Named Executive Officers concerning options exercised during the Company’s fiscal year ended September 30, 2002, unexercised options held as of September 30, 2002, and the Company’s equity compensation plans as of September 30, 2002. During the fiscal year ended September 30, 2002 no options were granted to Directors or employees.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Unexercised Options at Fiscal Year-End (#)	Value of Unexercised In-the-money Options at Fiscal Year-End(1) ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable / Unexercisable	Exercisable / Unexercisable
John R. Gibson	25,000	$24,500	190,000 / 0	$357,580 / $0
David N. Keys	20,000	$19,084	159,000 / 0	$311,206 / $0
Fortunato Villamagna	—	—
James J. Peveler	7,000	$6,909	22,000 / 0	$48,430 / $0
Linda G. Ferguson	—	—	17,750 / 0	$35,765 / $0

(1)	On September 30, 2002, the closing price of the Company’s Common Stock on the Nasdaq Stock Market® was $8.49 per share.

EQUITY COMPENSATION PLAN SUMMARY

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	646,000	$6.57	144,000
Equity compensation plans not approved by security holders	—	—	—

Total	646,000	$6.57	144,000

(1)
Does not include 2,857,143 shares of Common Stock issuable upon the exercise of warrants that were issued in connection with the placement of debt securities. The exercise price of the warrants is $14 per share and the warrants expire on December 31, 2003.

Retirement Benefits

Under the Company’s defined benefit pension plan, eligible employees, including employees who are Directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their “average compensation.” The term “average compensation” is defined to be the average of the employee’s earnings for the sixty consecutive months of employment during which the employee’s compensation was the highest, subject to applicable limitations provided by law. Prior to January 1, 1994, the applicable limitation on compensation was $200,000, adjusted for inflation. During the calendar year 1993, the $200,000 figure, adjusted for inflation, amounted to $235,840. Tax legislation that became effective on January 1, 1994, reduced this figure to $150,000, subject to adjustment for inflation in future years. The 2002 limitation on compensation was $200,000. The annual retirement benefit provided under the plan is two percent of each employee’s “average compensation,” plus 0.65 percent of each employee’s “average compensation” in excess of the applicable covered compensation, for each year of service, up to 20. The covered compensation is derived from the 1988 social security tables and depends upon each individual’s year of birth. The maximum benefit under the defined benefit pension plan is limited to the lesser of 100 percent of average compensation or the sum of $90,000, as adjusted for inflation. Legislation that became effective on January 1, 2002 increased this figure to $160,000, subject to adjustment for inflation in future years. Employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiary corporations, and are fully vested after seven years of service with the Company and its subsidiary corporations.

The following table presents the noncontributory annual benefits payable for life under the Company’s pension plan to employees, assuming normal retirement at age 65 during the Company’s current fiscal year under a single life annuity. The amounts shown below represent the application of the pension plan formula to the amounts of compensation and years of service shown. The amounts shown below do not include social security benefits upon retirement. Nor does the Company’s pension plan give credit for years of service in excess of 20. Benefits payable under the pension plan must be in compliance with the applicable guidelines or maximums prescribed in the Employee Retirement Income Security Act of 1974, as currently stated or as adjusted from time to time. The amounts shown below do not anticipate future changes in salary levels or inflation. All benefits shown are for an employee born in 1937 (age 65 in 2002). Benefits for employees born later may be lower.

PENSION PLAN TABLE

	Years of Service
Average Compensation	15	20	25
$125,000	$46,704	$ 62,272	$ 62,272
150,000	56,642	75,522	75,522
175,000	66,579	88,772	88,772
200,000	76,517	102,022	102,022

The credited years of service under the pension plan as of September 30, 2002 for each of the Company’s Named Executive Officers is as follows: John R. Gibson, 11 years; David N. Keys, 13 years; James J. Peveler, 20 years; and Linda G. Ferguson, 17 years.

John R. Gibson and David N. Keys also participate in the American Pacific Corporation Supplemental Executive Retirement Plan (the “SERP”). The SERP provides total annual retirement benefits, including annual retirement benefits provided under the Company’s defined benefit pension plan, equal to 60 percent of average compensation. The SERP defines average compensation as the average of the employee’s earnings for the three consecutive years of employment during which the employee’s compensation was the highest. Vesting in the SERP occurs over a 10-year period subject to meeting certain age plus years of service requirements.

As of September 30, 2002, and assuming ten years of service and meeting the age plus years of service requirements, annual benefits payable in the form of a single life annuity under the SERP at the age of 65 were approximately $184,000 to John R. Gibson and $132,000 to David N. Keys. These annual SERP benefits are in addition to the annual benefits currently accrued under the Pension Plan and do not anticipate future changes in salary levels or inflation. At September 30, 2002, Mr. Gibson and Mr. Keys were both 100 percent vested in the above annual SERP benefits.

REPORT OF THE MANAGEMENT AND COMPENSATION COMMITTEE

Executive Compensation Principles

The Company’s executive compensation program is based upon guiding principles designed to align executive compensation with the values, objectives, and business and financial performance of the Company, and to motivate the Company’s officers and key employees to achieve the Company’s goals of providing the Company’s stockholders with a competitive return on their investments, while at the same time providing the Company’s customers with quality products. Toward that end, the executive compensation program is designed to attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company; promote a performance-oriented environment that encourages Company and individual achievement; reward executive officers for long-term strategic management and the enhancement of stockholder value; and provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.

Executive Compensation Program

The Company’s executive compensation program consists of both cash and equity-based compensation. The Management and Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern both cash and equity-based compensation. The

Management and Compensation Committee is responsible for reviewing the executive compensation program on at least an annual basis to ensure conformance to the Company’s executive compensation principles. Annual base salary increases reflect an individual’s performance and contribution to the Company over several years.

Cash Compensation.    The base salaries of the Company’s Chief Executive Officer, Chief Financial Officer and other executive officers as a group were established by the Management and Compensation Committee after considering rates of compensation then being paid by the Company, as well as salary trends, overall performance and compensation levels for comparable positions in the industry. Salary levels were also influenced by the Company’s continuing focus on cost containment. The Company does not currently have an annual bonus plan. Except as provided in the Company’s 2001 Plan and 1997 Stock Option Plan, the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Company has not paid, and does not currently anticipate paying, compensation in excess of $1 million per annum to any employee.

Equity-Based Compensation.    The Company’s stock option plans are designed to advance the long-term interests of the Company by aligning the long-term interests of the Company’s executive officers with those of the Company’s stockholders by providing executive officers with an opportunity to build a meaningful equity position in the Company. The Board of Directors or a committee thereof has in the past made grants of stock options to its executive officers. The Stock Option Committee may recommend additional grants of stock options in the future. No outstanding stock options were re-priced or modified, nor were any stock options granted during the Company’s fiscal year ended September 30, 2002.

In December 2002, options to purchase Common Stock, all at an exercise price of $8.30 per share, were granted with respect to 50,000 shares to John R. Gibson, 45,000 shares to David N. Keys, 39,000 shares to Dr. Villamagna, and 5,000 shares to each of Linda G. Ferguson and James J. Peveler.

January 14, 2003	MANAGEMENT AND COMPENSATION COMMITTEE

Berlyn D. Miller, Chairman

Norval F.Pohl
Dean M.Willard
Jane L.Williams

Compensation of Directors

Directors of the Company (other than Messrs. John R. Gibson, Keys and Rosenzweig) are compensated at the rate of $5,000 per quarter, plus $1,100 per meeting of the Company’s Board of Directors attended, and $800 per committee meeting attended, and are reimbursed for expenses incurred in attending Directors’ meetings. Committee chairmen receive an additional $300 per committee meeting attended and all non-employee members of the Executive Committee receive an additional $500 per month. Mr. Rosenzweig bills the Company at his customary rates for time spent on behalf of the Company (whether as a Director or in the performance of legal services for the Company) and is reimbursed for expenses incurred in attending Directors’ meetings.

Compensation Committee Interlocks and Insider Participation

The Directors who served on the Management and Compensation Committee of the Company during the fiscal year ended September 30, 2002 were Berlyn D. Miller, as Chairman, Fred D. Gibson, Jr., Norval F. Pohl, C. Keith Rooker, Jane L. Williams and Dean M. Willard. Mr. Fred D. Gibson, Jr. and Mr. C. Keith Rooker are former officers of the Company.

Indebtedness of Directors and Executive Officers

In 1994, the Company loaned an aggregate of $553,000 to Fred D. Gibson, Jr., then the Company’s Chairman, President and Chief Executive Officer. Mr. Gibson’s loan is evidenced by an unsecured promissory note that bears interest at the prime rate and is payable on demand. As of December 31, 2002, the balance owing by Mr. Gibson under the promissory note, including accrued interest, was $138,000.

On June 16, 1993, James J. Peveler borrowed the sum of $100,000 from the Company. On September 27, 1993, Mr. Peveler borrowed an additional $40,000. Mr. Peveler’s loans are evidenced by his unsecured promissory notes payable to the Company, which bear interest at the prime rate and are payable upon demand. As of December 31, 2002, the total balance owing by Mr. Peveler in respect of the two loans, including accrued interest, was $216,000.

Transactions with Management and Others

The Company is the General Partner of Gibson Business Park Associates 1986-1, a Nevada limited partnership (the “Limited Partnership”). The Company owns a 70 percent interest in the capital and profits of the Limited Partnership. The remaining 30 percent is owned as follows: 10 percent by Fred D. Gibson, Jr., 10 percent by C. Keith Rooker, five percent by the estate of the late Audrey B. Gibson (the wife of deceased former officer and Director of the Company James I. Gibson and sister-in-law to Fred D. Gibson, Jr. and John R. Gibson), two percent by James B. Gibson (a nephew of Fred D. Gibson, Jr. and John R. Gibson and former Associate General Counsel of the Company), two percent by Thomas A. Turner (a former Director of the Company), and one percent by Thomas L. War (a former officer and Director of the Company).

On July 31, 1990, the Company entered into a lease agreement with 3770 Hughes Parkway Associates Limited Partnership, a Nevada limited partnership (“Hughes Parkway”), pursuant to which the Company leased the third floor of a three-story building owned by Hughes Parkway. In March 2001, the lease was extended for an additional five-year period. The Company presently utilizes the third floor of this building as office facilities, but presently sublets approximately one-third of the total leased space. Hughes Parkway is a limited partnership of which Howard Hughes Properties, a Delaware limited partnership, is the general partner, and of which the Limited Partnership is the sole limited partner, owning a 33 percent interest in Hughes Parkway. Hughes Parkway financed the cost of construction of the building through contributions from its partners and borrowing from an unrelated lender.

The Limited Partnership purchased its interest in Hughes Parkway in July 1990, by paying the sum of $1,040,490 in cash. The Company contributed 70 percent of this amount and, accordingly, acquired a 70 percent interest in the Limited Partnership. The remaining 30 percent was contributed by the aforenamed limited partners in the Limited Partnership. The Limited Partnership and the limited partners are individually liable with respect to a portion of the borrowing from the unrelated lender. The partnership agreement for Hughes Parkway provides that if the lease agreement between the Company and Hughes Parkway should be terminated due to a default by the Company, Howard Hughes Properties can purchase the interest of the Limited Partnership in Hughes Parkway at a discount of as much as 25 percent. The Company has agreed to indemnify the Limited Partnership on account of any financial loss it may suffer as a result of this provision. The lease agreement and participation in the Hughes Parkway transaction were approved by the members of the Board of Directors who are not limited partners in the Limited Partnership or related parties.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total returns for the Company’s Common Stock, the Wilshire 5000 Index, the S & P SmallCap 600 Index and the S & P Specialty Chemicals Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AMERICAN PACIFIC CORPORATION, THE S & P SMALLCAP 600 INDEX,
THE WILSHIRE 5000 INDEX AND THE S & P SPECIALTY CHEMICALS INDEX
* $100 invested on 9/30/97 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.
Copyright©2002, Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors (the “Board”), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ Listing standards). During fiscal 2002, the Committee met four times.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Deloitte & Touche LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”, and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the year ended September 30, 2002.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2002, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.

January 14, 2003	AUDIT COMMITTEE

Norval F. Pohl, Chairman

Jan H. Loeb
Berlyn D. Miller
Dean M. Willard
Jane L. Williams

ITEM NO. 2—APPROVAL OF THE AMENDMENT TO THE 2001 STOCK OPTION PLAN

A majority of the Company’s stockholders approved the Company’s 2001 Stock Option Plan at the 2001 Annual Meeting, which provided that options may be granted with respect to 350,000 shares of Common Stock. As of the Record Date, options to purchase 415,000 shares of Common Stock had been granted under the plan. In November 2002, the Board of Directors voted to increase the authorized number of shares available for issuance under the 2001 Plan from 350,000 to 650,000 shares of Common Stock, an increase of less than 5% of the Company’s outstanding shares of Common Stock. The 2001 Plan has been amended and restated to include this increased amount of reserved shares, as well as certain other immaterial administrative amendments. The 2001 Plan enables the Company to remain competitive and provide sufficient equity incentives to attract and retain highly-qualified and experienced employees, consultants and advisors to the Company and encourages the sense of proprietorship and stimulates the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Board of Directors believes that approval of the amendment to the 2001 Plan is in the Company’s best interest because the availability of an adequate reserve of shares under the 2001 Plan is an important factor in attracting, motivating and retaining qualified officers, employees and consultants essential to the Company’s success and in aligning their long-term interests with those of the stockholders.

Summary of Amended and Restated 2001 Stock Option Plan

Each option granted pursuant to the 2001 Plan shall be designated at the time of grant as either an “incentive stock option” or as a “nonqualified stock option.” A summary of the significant provisions of the 2001 Plan is set forth below. The full text of the 2001 Plan is set forth as Appendix A to this Proxy Statement. This discussion of the 2001 Plan is qualified in its entirety by reference to Appendix A.

Administration of the Plan

The 2001 Plan is administered by a Committee consisting of three or more directors who are “Non-Employee Directors” (as such term is defined in Exchange Act Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) (the “Committee”). The Committee determines to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible persons, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

The Board of Directors is authorized to amend, suspend or terminate the 2001 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the number of shares that may be issued under the 2001 Plan; (ii) materially increase the benefits accruing to the option holders under the 2001 Plan; (iii) materially modify the requirements as to eligibility for participation in the 2001 Plan; (iv) decrease the exercise price of an option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof, or (v) extend the term of any option beyond that provided for in Section 5 of the 2001 Plan.

Unless the 2001 Plan is terminated earlier by the Board of Directors, it will terminate on January 16, 2011.

Common Stock Subject to the 2001 Plan

The 2001 Plan provides that options may be granted with respect to 650,000 shares of Common Stock, which includes the additional 300,000 shares of Common Stock referred to in the amendment to the 2001 Plan. The maximum number of shares of stock that can be subject to options granted under the 2001 Plan to any individual in any calendar year shall not exceed 50,000. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2001 Plan and in the number and option price of shares subject to outstanding options granted under the 2001 Plan, to the end that after such event each option holder’s proportionate interest shall be maintained as immediately before the occurrence of such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 2001 Plan.

The majority of option grants under the 2001 Plan in the future are intended to be granted to employees other than Messrs. John R. Gibson and David N. Keys. On December 13, 2002, options to purchase an aggregate of 209,000 shares of the Company’s Common Stock were granted (the exercise of options as to 80,000 of which are subject to stockholder approval of the amendment) to employees of the Company at an exercise price of $8.30 per share.

Participation

Any employee and officer of, and any consultant or advisor to, the Company or any of its subsidiaries shall be eligible to receive stock options under the 2001 Plan. Only employees of the Company or its subsidiaries shall be eligible to receive incentive stock options.

Option Price

The exercise price of each option is determined by the Committee, but may not be less than 100% of the Fair Market Value (as defined in the 2001 Plan) of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company’s capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the Common Stock covered by the option on the date the option is granted.

Term of Options

The Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 2001 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement or, if the Committee so determines, in the event of a change in control of the Company.

Restrictions on Transfer and Exercise

Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year under all incentive stock option plans of the Company and its subsidiaries may not exceed $100,000. The Committee may impose any other conditions to exercise as it deems appropriate.

Registration of Shares

The Company has filed a registration statement under the Securities Act of 1933, as amended with respect to 350,000 shares of Common Stock to be issued upon exercise of options granted or to be granted under the 2001 Plan. The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the additional Common Stock issuable pursuant to the 2001 Plan subsequent to the approval of the amendment to the 2001 Plan by the Company’s stockholders.

Rule 16b-3 Compliance

In all cases, the terms, provisions, conditions and limitations of the 2001 Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Tax Treatment of Incentive Stock Options

In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for Federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees.

Option Grants

As of the Record Date, options to purchase 415,000 shares of Common Stock had been granted pursuant to the 2001 Plan, (the exercise of options as to 80,000 shares of which is subject to stockholder approval of Item No. 2). During the fiscal year ended September 30, 2002 and through the Record Date, options to purchase shares of Common Stock have been granted pursuant to the 2001 Plan to (i) the chief executive officer, (ii) all current executive officers as a group, and (iii) all employees, including all current officers who are not executive officers, as a group as follows (no options having been granted to non-Employee Directors):

Name	Exercise Price	Number of Options
John R. Gibson, Chairman, Chief Executive Officer and President	$8.30	50,000
David N. Keys, Executive Vice President, Chief Financial Officer, Treasurer and Secretary	$8.30	45,000
Executive Officer Group (1)	$8.30	144,000	(2)
Non-Executive Officer Employee Group	$8.30	65,000	(3)

(1)	Includes John R. Gibson, David N. Keys, Fortunato Villamagna, James J. Peveler and Linda G. Ferguson.
(2)	Options to purchase 15,000 shares of Common Stock are subject to stockholder approval of the amendment.
(3)	All of these options are subject to stockholder approval of the amendment.

Required Vote

The affirmative vote of the holders of a majority of the Common Stock present (in person or by proxy) and voting is required for approval of the amendment to the 2001 Plan. An abstention, a specific withholding of authority to vote or a “broker non-vote” by a registered holder will not be counted in determining whether the proposal has received the requisite stockholder vote. Additionally, brokers do not have discretionary authority to vote “for” approval of the amendment to the 2001 Plan in the event voting instructions are not received from their beneficial holders.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” approval of the amendment to the 2001 Plan.

ITEM NO. 3—APPROVAL OF THE 2002 DIRECTORS STOCK OPTION PLAN

In November 2002, the Board of Directors adopted, subject to stockholder approval, the Company’s 2002 Directors Plan. The Directors Plan is intended to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Directors with exceptional qualifications and (c) linking Directors directly to stockholder interests through increased stock ownership. The Directors Plan provides a means whereby eligible Directors may purchase Common Stock upon exercise of options granted under the plan (“Directors Options”).

Administration

The Directors Plan is administered by the Company’s Stock Option Committee in accordance with the express provisions of the Directors Plan. The Committee has full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Directors Plan as may be necessary for the administration of the Directors Plan.

Common Stock Subject to the Plan

An aggregate of 200,000 shares of Common Stock is reserved for issuance under the Directors Plan, subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. Shares of Common Stock subject to unexercised Directors Options that expire or are terminated prior to the end of the period during which Directors Options may be granted will be restored to the number of shares of Common Stock available for issuance under the Directors Plan.

Grants

On November 22, 2002, each eligible Director was granted, and any person elected to the Board of Directors after November 22, 2002 will be granted on the date such person becomes a Director, an option to purchase 5,000 shares of Common Stock. Thereafter, each eligible Director will be granted an option to purchase 5,000 shares of Common Stock on each anniversary of the initial date of grant of such eligible Director’s Directors Options.

As of the Record Date, options to purchase 40,000 shares of Common Stock at an exercise price of $8.36 per share had been granted pursuant to the Directors Plan to eligible Directors of the Company, subject to stockholder approval of the Directors Plan except as noted below. Such options are currently exercisable as to 50% of the shares covered thereby, subject to stockholder approval except as noted below, and shall become exercisable with respect to the remaining 50% thereof on the first anniversary of the date of grant. In the event that the Directors Plan is not approved by stockholders, the option grants made thereunder in 2002 will nevertheless be effective and exercisable to the extent permitted by Nasdaq Rule 4350(I)(1)(A).

Eligibility; Term

The Committee is authorized to grant Directors Options under the Directors Plan only to Directors who are not full or part time employees of the Company. The term of each Directors Option shall be 10 years from its grant date, subject to earlier termination in accordance with the Directors Plan.

Description of Options

The exercise price for each share of Common Stock subject to a Directors Option shall be the closing price or last sale price of the Common Stock on the date of grant.

Directors Options granted under the Directors Plan are exercisable at such time or times and subject to such terms or conditions as shall be determined by the Committee, provided, however, that except in the event of death or disability, upon which events the Directors Options are immediately exercisable, unless a longer vesting period is otherwise determined by the Committee at grant, Directors Options shall be exercisable as follows: one-half of the aggregate shares of Common Stock issuable upon exercise thereof commencing on the date of grant and the remaining one-half of the aggregate shares of Common Stock issuable upon exercise thereof commencing on the one-year anniversary of the date of grant. Upon a Change of Control (as defined in the Directors Plan), all outstanding Directors Options shall become immediately exercisable with respect to the full number of shares covered thereby.

Directors Options may be exercised in whole or in part at any time during the option period, by written notice of exercise and payment of the full purchase price as follows: in cash or by check, bank draft or money order payable to the Company; by delivery of shares of Common Stock already owned by an eligible Director (based on the fair market value of the Common Stock on the date of exercise); or through the written election of the Director to have shares of Common Stock withheld from the shares of Common Stock otherwise to be received (based on the fair market value of the Common Stock on the date of exercise).

Transferability; Termination of Directorship

All Directors Options granted under the Directors Plan are non-transferable and non-assignable except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee, his guardian or legal representative. Notwithstanding the foregoing, Directors Options may be transferable to an immediate family member of an optionee and entities related thereto.

If an eligible Director’s service as a Director terminates for any reason other than cause, any Directors Options held on the date of termination may be exercised to the extent exercisable on the date of termination for a period of one year from the date of termination. If an eligible Director’s service as a Director terminates for cause, any Directors Options held on the date of termination shall terminate on the date of termination. If an eligible Director’s service as a Director terminates by reason of death or disability, any Directors Options held on the date of termination may be exercised as to the full number of shares of Common Stock covered thereby for a period of one year from the date of termination.

Termination and Amendment

The Directors Plan will terminate on November 12, 2012, but may be terminated by the Board of Directors at any time before such date. The Directors Plan may be amended at any time by the Board of Directors. However, without the approval of the stockholders of the Company, no such amendment may (i) increase the maximum number of shares of Common Stock which may be issued under the Directors Plan; (ii) modify the requirements as to eligibility for participation in the Directors Plan; (iii) change the minimum option exercise price; or (iv) extend the Directors Option term. Any termination or amendment of the Directors Plan will not impair the rights of optionees under outstanding Directors Options without the consent of the affected optionees.

Registration of Shares

The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the shares issuable pursuant to the Directors Plan subsequent to the approval of the Directors Plan by the Company’s stockholders.

Rule 16b-3 Compliance

In all cases, the terms, provisions, conditions and limitations of the Directors Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Federal Income Tax Consequences

No taxable income will be recognized by an option holder upon receipt of a Directors Option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a Directors Option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of such option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

Required Vote

The affirmative vote of the holders of a majority of the Common Stock present (in person or by proxy) and voting is required for approval of the adoption of the Directors Plan. An abstention, a specific withholding of authority to vote or a “broker non-vote” by a registered holder will not be counted in determining whether the proposal has received the requisite stockholder vote. Additionally, brokers do not have discretionary authority to vote “for” approval of the adoption of the Directors Plan in the event voting instructions are not received from their beneficial holders.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” approval of the Directors Plan.

ITEM NO. 4—RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company’s independent auditors for the fiscal year ended September 30, 2002. The Board of Directors has appointed Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2003. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Deloitte & Touche LLP be submitted to stockholders for ratification due to the significance of such appointment. If stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock.

A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions from stockholders.

Fees Paid to Deloitte & Touche LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal year 2002:

Audit Fees	$133,000
Financial Information System Design and Implementation	—
All Other Fees	77,000

Total	$210,000

The Audit Committee has considered whether the provision of the non-audit services listed as “All Other Fees” in the table is compatible with maintaining the independence of Deloitte & Touche LLP.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

In accordance with Securities and Exchange Commission Rule 14(a)(8), if a stockholder wishes to have a proposal considered for inclusion in the Company’s 2004 Annual Meeting of Stockholders and accompanying proxy solicitation materials, the proposal must be stated in writing and must be filed with the Secretary of the Corporation on or before October 6, 2003. The Board of Directors will review any proposal that is received by that date and will determine whether it should be included in the Company’s 2004 Annual Meeting of Stockholders and proxy solicitation materials.

The Company has adopted Bylaws establishing procedures for stockholder proposals (other than those made pursuant to Rule 14(a)(8)) and for the nomination of Directors by stockholders, which, in the case of an annual stockholders’ meeting, require, among other things, notice by a stockholder to the Company not less than 70 days nor more than 90 days prior to the first anniversary of the prior year’s annual meeting (for the 2004 annual meeting, not later than January 2, 2004 nor earlier than December 13, 2003).

On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary date of the date of mailing of the prior year’s proxy statement (or date specified in advance notice provisions), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In accordance with the notice provisions described above, the Company will be permitted to use its discretionary voting authority as outlined above, with respect to the Company’s 2004 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal which has not been timely submitted for inclusion in the Company’s proxy statement by January 1, 2004.

ANNUAL REPORT

The Company will provide without charge to any stockholder of the Company, upon written request, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

By Order of the Board of Directors

David N. Keys, Secretary

Dated: January 27, 2003

APPENDIX A

AMERICAN PACIFIC CORPORATION
AMENDED AND RESTATED
2001 STOCK OPTION PLAN

1.	Purpose of the Plan.

This Amended and Restated 2001 Stock Option Plan (the “Plan”) is intended as an incentive, to retain key employees, Directors, consultants and advisors to AMERICAN PACIFIC CORPORATION, a Delaware corporation (the “Company”), and any Subsidiary of the Company within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), having experience and ability, to attract new employees, Directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (d) to (f) inclusive of Rule 16b-3 by officers and Directors of the Company pursuant to the Plan be exempt from the operation of Section 16(b) of the Exchange Act. The Company also intends that the Plan meet the rules, regulations and requirements of the principal national securities exchange or automated quotation system on which the shares of the Company’s Common Stock, $.10 par value per share (the “Stock”), are listed or traded. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of three or more Directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock does not consist of three or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.    Designation of Optionees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) shall include employees, officers and Directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee’s relationship to the Company, the Optionee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee’s length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

4.    Stock Reserved for the Plan.

Subject to adjustment as provided in Section 7 hereof, a total of 650,000 shares of Stock shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 50,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of authorized and unissued shares or treasury shares, and such number of shares of Stock shall be and hereby is reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5.    Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

a.  Option Price.    The purchase price of each share of Stock purchasable under any Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange or automated quotation system on which the shares of Stock are listed or traded.

b.  Option Term.    The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than 10 years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

c.  Exercisability.    Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

i.  a tender offer (or series of related offers) shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company, unless upon conclusion of such tender offer (or series of related offers) more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall nevertheless be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer or series of related offers), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

ii.  the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

iii.  the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

iv.  a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

d.  Method of Exercise.    Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the date of exercise) that is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

e.  Non-transferability of Options.    Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

f.  Termination by Death.    Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

g.  Termination by Reason of Disability.    Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within three months of termination of employment, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

h.  Termination by Reason of Retirement.    Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h) “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

i.  Other Termination.    Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of three months after the date of termination or the balance of such Option’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

j.  Limit on Value of Incentive Option.    The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

k.  Transfer of Incentive Option Shares.    The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.    Term of Plan.

No Option shall be granted pursuant to the Plan on or after January 16, 2011, but Options theretofore granted may extend beyond that date.

7.    Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or split, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.

8.    Purchase for Investment.

Unless the reoffer and resale of Stock issuable under the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

9.    Taxes.

The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

10.    Effective Date of Plan.

The Plan shall be effective on January 16, 2001, provided the Plan is subsequently approved by majority vote of the Company’s stockholders not later than January 15, 2002.

11.    Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

a.  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

b.  materially increase the benefits accruing to the Optionees under the Plan;

c.  materially modify the requirements as to eligibility for participation in the Plan;

d.  decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

e.  extend the term of any Option beyond that provided for in Section 5(b).

The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

12.    Government Regulations.

The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

13.    General Provisions.

a.  Certificates.    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or automated quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

b.  Employment Matters.    The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a Director, continued service as a Director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its Directors or the retention of any of its consultants or advisors at any time.

c.  Limitation of Liability.    No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

14.    Governing Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

AMERICAN PACIFIC CORPORATION
November 12, 2002

APPENDIX B

AMERICAN PACIFIC CORPORATION
2002 DIRECTORS STOCK OPTION PLAN

ARTICLE I.

PURPOSE

The purpose of the American Pacific Corporation 2002 Directors Stock Option Plan (the “Plan”) is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Directors with exceptional qualifications and (c) linking Directors directly to stockholder interests through increased stock ownership. The Plan will provide a means whereby such directors may purchase shares of the common stock, $.10 par value, of American Pacific Corporation upon exercise of options granted in accordance with the Plan.

ARTICLE II.

DEFINITIONS

The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

2.1  “Board” shall mean the Board of Directors of American Pacific Corporation.

2.2  “Change in Control” shall be deemed to have occurred if:

a.  a tender offer (or series of related offers) shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company, unless upon conclusion of such tender offer (or series of related offers) more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall nevertheless be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer or series of related offers), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

b.  the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

c.  the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries and their affiliates; or

d.  a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

For purposes of this definition, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

2.3  “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4  “Committee” shall mean the Stock Option Committee of the Board.

2.5  “Company” shall mean American Pacific Corporation.

2.6  “Director” shall mean any person who is a member of the Board of Directors of the Company.

2.7  “Eligible Person” shall mean any Director who is neither a full- nor a part-time Employee of the Company.

2.8  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.9  “Exercise Price” shall mean the price per Share at which an Option may be exercised, as specified in the applicable Option Agreement.

2.10  “Fair Market Value” shall mean the closing sale price of a Share as reported on the principal national securities exchange or automated quotation system on which the Shares are listed or traded on the Grant Date or on the next preceding trading day on which Shares were traded if no Shares were traded on the Grant Date. If the Shares are not listed or traded on a national securities exchange or automated quotation system, Fair Market Value shall mean the average of the closing bid and asked prices of the Shares in the over-the-counter market on the Grant Date, or the next preceding trading day on which closing bid and asked prices were available, if no closing bid and asked prices were available on the Grant Date. If Fair Market Value cannot be determined in the foregoing manner, it shall be determined by the Committee in accordance with the provisions of the Code. Such determination shall be conclusive and binding on all persons.

2.11  “Grant Date” shall mean the Initial Grant Date or any Subsequent Grant Date.

2.12  “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.13  “Initial Grant Date” shall mean November 22, 2002, or if an Eligible Director is first elected to the Board subsequent to November 22, 2002 the date of such election.

2.14  “Option” shall mean an Option to purchase Shares granted pursuant to the Plan. Options do not qualify as incentive options described in Section 422(b) of the Code.

2.15  “Option Agreement” shall mean the written agreement described in Article VI hereof.

2.16  “Purchase Price” shall mean the Exercise Price multiplied by the number of whole Shares with respect to which an Option is exercised.

2.17  “Securities Act” shall mean the Securities Act of 1933, as amended.

2.18  “Shares” shall mean shares of common stock, $.10 par value, of the Company.

2.19  “Subsequent Grant Date” shall mean each anniversary of the Initial Grant Date.

ARTICLE III.

ADMINISTRATION

3.1  General.    The Committee shall administer the Plan in accordance with its express provisions. The Committee shall consist exclusively of three or more Eligible Persons, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (a) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (b) such requirements as any national securities exchange or automated quotation system on which the Shares are listed or traded may establish for administrators acting under stock option plans.

3.2  Powers of the Committee.    The Committee shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan. The Committee’s determinations under the Plan shall be conclusive and binding on all persons.

ARTICLE IV.

SHARES SUBJECT TO PLAN

Subject to adjustment in accordance with Article VIII, an aggregate of 200,000 Shares is reserved for issuance under the Plan. Shares sold under the Plan may be either authorized and unissued Shares or treasury Shares. If an Option or any portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject to such Option shall be available for future grants of Options.

ARTICLE V.

GRANTS

On the Initial Grant Date, and on each Subsequent Grant Date, each Eligible Person shall be granted an Option to purchase 5,000 Shares.

ARTICLE VI.

TERMS OF OPTION

Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Person, which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price, which shall be the Fair Market Value of the Shares, and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with the Plan as the Committee may determine. The terms of the grant of Options to an Eligible Person may only be changed if permitted under Rule 16b-3 of the Exchange Act.

6.1  Term.    The term of each Option shall be 10 years from the Grant Date, subject to earlier termination in accordance with Articles VI and VIII.

6.2  Restriction on Exercise.    Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that unless a longer vesting period is otherwise determined by the Committee at grant, an Option shall be exercisable as to one-half of the aggregate Shares covered thereby commencing on the Grant Date and as to the remaining one-half of the Shares covered thereby commencing on the first anniversary of the Grant Date.

6.3  Exercise Price.    The Exercise Price for each Share subject to an Option shall be its Fair Market Value.

6.4  Manner of Exercise.    An Option shall be exercised in accordance with its terms by delivery of a written notice of exercise to the Company and payment of the full Purchase Price of the Shares being purchased. An Eligible Person may exercise an Option with respect to all or fewer than all of the Shares as to which such Option may then be exercised, but in no event shall fractional Shares be issued.

6.5  Payment.    The Purchase Price for Shares purchased upon exercise of an Option or portion thereof may be paid:

a.  in United States Dollars, in cash or by check, bank draft or money order payable to the Company;

b.  by delivery of Shares already owned by an Eligible Person with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act; or

c.  through the written election of the Eligible Person to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

6.6  Transferability.    No Option shall be transferable otherwise than by will or the laws of descent and distribution; provided, however, that to the extent the related Option Agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Exchange Act, an Option may be transferable during an Optionee’s lifetime to Immediate Family of an Optionee, partnerships and limited liability companies in which the only partners or members are members of the Optionee’s Immediate Family, and trusts established solely for the benefit of such Immediate Family; and provided, further, that an Option may be transferred pursuant to a qualified domestic relations order (as defined in the Code and the rules promulgated thereunder). An Option shall be exercisable during the Eligible Person’s lifetime only by the Eligible Person, his guardian, legal representative or permitted transferee.

6.7  Termination of Service.    If an Eligible Person’s service as a Director terminates for any reason other than cause, an Option held on the date of termination may be exercised to the extent exercisable on the date of termination at any time within one year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate; provided, however, that if such termination occurs by reason of death or disability of the Optionee, an Option held on the date of termination may be exercised as to the full number of Shares covered thereby. If an Eligible Person’s service as a Director is terminated for cause, which determination shall be made by the Committee, Options held by him shall terminate concurrently with the termination of such service.

ARTICLE VII.

GOVERNMENT AND OTHER REGULATIONS

7.1  Delivery of Shares.    The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals that shall then be in effect. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

7.2  Exercise of Option for Investment.    Unless the reoffer and resale of Shares issuable under the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

ARTICLE VIII.

ADJUSTMENTS

8.1  Proportionate Adjustments.    If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

8.2  Change of Control.    Upon the occurrence of a Change in Control, all outstanding Options shall become exercisable immediately as to the full number of Shares covered thereby on a date determined by the Committee providing a reasonable time thereafter within which to exercise such Options prior to the effectiveness of such Change in Control.

ARTICLE IX.

AMENDMENT OR TERMINATION OF PLAN

9.1  Amendments.    The Committee may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

a.  increase the maximum number of Shares that may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article VIII;

b.  change the minimum Exercise Price set forth in Article VI;

c.  increase the maximum term of Options provided for in Article VI; or

d.  permit the granting of Options to any one other than as provided in Article V.

9.2  Termination.    The Committee at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

9.3  Consent of Holder.    No amendment, suspension or termination of the Plan shall, without the consent of the holder of an outstanding Option, alter or impair any rights or obligations under such Option.

ARTICLE X.

MISCELLANEOUS PROVISIONS

10.1  Privilege of Stock Ownership.    No Eligible Person entitled to exercise an Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered.

10.2  Plan Expenses.    Any expenses incurred in the administration of the Plan shall be borne by the Company.

10.3  Use of Proceeds.    Payment received from an Eligible Person upon the exercise of an Option shall be used for general corporate purposes of the Company.

10.4  Governing Law.    The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options that may be granted hereunder and all matters related thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

ARTICLE XI.

STOCKHOLDER APPROVAL

The Plan is subject to approval by stockholders of the Company within 12 months after the date the Board approves the Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval. If the stockholders fail to approve the Plan within the required time period, any Options granted under the Plan shall be void and no additional Options may thereafter be granted thereunder.

ARTICLE XII.

TAXES

The Company may make such provision as it may deem appropriate, consistent with applicable law, in connection with any Option granted under the Plan with respect to the withholding of any taxes or any other tax matters.

AMERICAN PACIFIC CORPORATION
November 12, 2002

AMERICAN PACIFIC CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 11, 2003

The undersigned hereby appoints John R. Gibson and David N. Keys, and each of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of Common Stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 11, 2003 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournment(s) or postponement(s) thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated January 27, 2003.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR PROPOSED IN ITEM NO. 1, FOR APPROVAL OF THE AMENDMENT TO THE 2001 PLAN PROPOSED IN ITEM NO. 2, FOR THE APPROVAL OF THE DIRECTORS PLAN PROPOSED IN ITEM NO. 3, FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP PROPOSED IN ITEM NO. 4 AND, IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS, ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN ITEM NO. 1, FOR THE PROPOSALS IN ITEMS NO. 2 AND 3, AND FOR THE RATIFICATION REQUESTED IN ITEM NO. 4.

☒	Please mark your votes as in this example.

ITEM NO. 1:		FOR	WITHHOLD AUTHORITY
To elect Fred D. Gibson, Jr., Berlyn D. Miller and Victor M. Rosenzweig as Class C Directors, each to hold office until the 2006 Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualify.
	CLASS C NOMINEES: Fred D. Gibson, Jr. Berlyn D. Miller Victor M. Rosenzweig	☐	☐
For all nominees except as noted:

ITEM NO. 2:	FOR	AGAINST	ABSTAIN
To approve an amendment to the Company’s 2001 Stock Option Plan increasing the total number of shares of the Company’s Common Stock available for issuance thereunder from 350,000 shares to 650,000 shares
	☐	☐	☐

ITEM NO. 3:	FOR	AGAINST	ABSTAIN
To approve the 2002 Directors Stock Option Plan.	☐	☐	☐

ITEM NO. 4:	FOR	AGAINST	ABSTAIN
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2003.	☐	☐	☐

Mark box at right if address change has been noted below.    ☐

New Address:
YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
ACCOMPANYING ENVELOPE.

Signature(s) of Stockholder(s)                                                                                                      Date:

Note: Please insert the date and sign your name exactly as it appears hereon. If shares are held jointly, each joint owner should sign. Executors, administrators, trustees, guardians, etc., should so indicate when signing. Corporations should sign full corporate name by an authorized officer. Partnerships and limited liability companies should sign entity name by an authorized person.

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS.